92192-P1

ACTIVESHARES® ETF TRUST

SUPPLEMENT DATED SEPTEMBER 23, 2022

TO THE SUMMARY PROSPECTUS, PROSPECTUS AND

STATEMENT OF ADDITIONAL INFORMATION (THE “SAI”),

EACH DATED JULY 29, 2022

OF CLEARBRIDGE FOCUS VALUE ESG ETF

Important Notice Regarding Change in Investment Policy

This supplement is intended to provide advance notice to shareholders regarding changes to the structure and principal investment strategies of the ClearBridge Focus Value ESG ETF (the “fund”), as approved by the Board of Trustees (the “Board”) of the ActiveShares® ETF Trust.

Structure and Principal Investment Strategies Changes

The Board has approved a change in the fund’s structure from a “non-transparent” or “semi-transparent” ETF, which does not publicly disclose its portfolio holdings on a daily basis, to a “transparent” ETF that will disclose its portfolio holdings daily and operate in reliance on Rule 6c-11 under the Investment Company Act of 1940, as amended, effective on or about December 16, 2022 (the “Effective Date”). In connection with this change, the fund will no longer provide a verified intraday indicative value (“VIIV”), which was intended to provide investors and other market participants with a highly correlated per share value of the fund’s underlying portfolio, while keeping the contents of the fund’s portfolio confidential. In addition, Authorized Participants (“APs”) transacting in the fund’s shares will no longer engage in creation and redemption activity for the fund through an AP Representative that has knowledge of the composition of the fund’s portfolio holdings but is restricted from disclosing such composition to the APs. Accordingly, references to the VIIV and the AP Representative in the fund’s Summary Prospectus, Prospectus and SAI will be removed.

In addition, in connection with the change in the fund’s structure, the fund will no longer operate in reliance on an exemptive order from the U.S. Securities and Exchange Commission (the “Order”). The Order permitted the fund to operate without publicly disclosing its portfolio holdings daily, but limited the types of investments the fund was permitted to hold to those listed in the fund’s application for the Order, including limiting the fund’s investments to only those that are U.S. exchange-traded instruments as well as cash and cash equivalents. Because the fund will no longer operate in reliance on the Order, the Board approved corresponding changes to the fund’s principal investment strategies, including its 80% investment policy, to remove references to the terms, requirements and limitations of the Order, as applicable.

Therefore, effective on the Effective Date, the fund’s 80% investment policy is revised as follows: Under normal circumstances, the fund invests at least 80% of its net assets, plus borrowings for investment purposes, if any, in equity securities, or other investments with similar economic characteristics, of companies with large market capitalizations and which meet its financial and environmental, social and governance criteria. In connection with the changes described above, the fund will implement corresponding changes to its principal investment strategies and risks.

Additional information regarding the fund’s principal investment strategies and risks will be provided to shareholders on or around the Effective Date indicated above.

The fund’s investment objective, fees and expenses will not change as a result of the changes to the fund’s structure and principal investment strategies described above.

Please retain this supplement for future reference.